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                       HARTFORD LEADERS (SERIES I AND IR)
                             SEPARATE ACCOUNT SEVEN
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               FILE NO. 333-76419



     SUPPLEMENT DATED JANUARY 3, 2003 TO THE PROSPECTUS DATED AUGUST 5, 2002



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               SUPPLEMENT DATED JANUARY 3, 2003 TO YOUR PROSPECTUS

Effective as of the close of business on February 28, 2003, the Franklin Technology Securities Fund Sub-Account will be closed to new and subsequent premium payments and transfers of Contract Value. You will be allowed to continue any Dollar Cost Averaging, InvestEase(R), or Asset Rebalancing Program if you enrolled in the program on or before February 28, 2003.

On November 12, 2002, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the "Trust") approved a proposal to merge Franklin Technology Securities Fund into Franklin Small Cap Fund, another series of the Trust (Reorganization).

If approved by Fund shareholders, the Reorganization is expected to be completed around April 30, 2003. As a result, if any of your Contract Value is allocated to the Franklin Technology Securities Fund Sub-Account within your Contract, that Contract Value will be allocated to the Franklin Small Cap Fund Sub-Account. If you are enrolled in any Dollar Cost Averaging, InvestEase(R), or Asset Rebalancing Program with allocations to the Franklin Technology Securities Fund Sub-Account, that allocation will be directed to the Franklin Small Cap Fund Sub-Account as of the close of business on April 23, 2003. In addition, as of the close of business on April 23, 2003, future allocations to the Franklin Technology Securities Fund Sub-Account will be directed to the Franklin Small Cap Fund Sub-Account. Upon completion of the Reorganization, the Franklin Technology Securities Fund Sub-Account will no longer be available.




  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-4060